united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY                    11788

(Address of principal executive offices) (Zip code)

James Ash

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Item 1. Reports to Stockholders.

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Annual Report
November 30, 2014

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Administrator and

Fund Accountant

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Investor Information: (888) 350-2990

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds
ANNUAL REPORT

November 30, 2014

ECONOMIC SUMMARY

The U.S. economy grew 3.5% in the third quarter, and economic growth has exceeded 3.0% in four of the last five quarters. We expect the U.S. economy to expand by 3.0% in the fourth quarter and are forecasting GDP growth in 2015 to be between 3-3.25%.

Unemployment continues to improve. Nonfarm payrolls rose 214,000 in October, which marks the ninth consecutive month of increases of 200,000 or more. The unemployment rate dropped from 5.9% to 5.8%, and the participation rate improved slightly from 62.7% to 62.8%. While this is encouraging, the participation rate remains at historical lows and wage growth remains modest.

Consumer spending, business spending, housing and manufacturing have positively contributed to economic growth, and we expect that to be the case in 2015. We may see consumer spending surprise to the upside in the fourth quarter due to the reduction in gasoline and oil prices.

The Federal Reserve ended quantitative easing at its October meeting; however, short-term interest rates, in our opinion, should remain low, with the Federal Reserve keeping the Federal Funds rate between 0% and 0.25% through late 2015.

Global growth is slowing, especially within the Eurozone and Japan. We expect both regions to implement their own quantitative easing measures and expect economic growth out of the U.S. to exceed other developed economies in 2015.

The Equity Growth Fund

For the six months and one year ended November 30, 2014 the North Country Equity Growth Fund returned 8.23% and 12.93% while the S&P 5001 returned 8.58% and 16.86% respectively. On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 18.35%, 13.13% and 6.34% versus the S&P 500 at 20.93%, 15.96% and 8.06% respectively.

An improving labor market, positive economic growth, accommodative monetary policies, strong corporate profit and reasonable valuations have resulted in positive returns for the S&P 500 in 2014.

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

1

The Equity Fund began the fiscal year in December of 2013 with an over-weight, relative to the S&P 500 in the consumer discretionary, healthcare, financials and information technology sectors. We carried a marketweight in the energy and industrials sectors. The telecommunications, utility, materials and consumer staples sectors were at an underweight.

In January 2014 we elected to increase the industrial sector to an overweight from a market weight. Industrials were expected to benefit from an improving global economy and should continue to benefit from the recovery in housing as well as manufacturing. Valuations looked attractive relative to the S&P 500 and growth rates appeared reasonable for 2014.

In March 2014, the health care sector was reduced from an overweight to a marketweight. The health care sector had been the best performing sector year-to-date and over the past 12 months. Valuations appeared rich, the sector was trading at a premium to the S&P 500 and earnings growth was slowing. With the proceeds from healthcare, the consumer discretionary and industrials sectors overweight’s were increased. These two sectors had earnings that were expected to continue to grow and would continue to benefit from the improving U.S. economy.

In July 2014, the consumer discretionary sector was reduced from an overweight to marketweight due to high valuations and slowing estimated earnings growth. The sector was underperforming the S&P 500 and we felt that it would continue that underperformance for the remainder of the year. However, there were industries in the sector that we expected would continue their outperformance (retail, media) and elected to not reduce to an underweight.

In August 2014, we reduced the industrial sector from an overweight to a marketweight and increased the material sector from an underweight to a marketweight. Industrials were reduced due the sector’s exposure to Europe and Emerging Markets as both economies were experiencing slower economic growth. Materials were increased due to the sector’s exposure to residential and non-residential construction in the U.S. Valuations and dividend yields were attractive in the sector as well.

In September 2014, we reduced the financial sector to a marketweight from an overweight and increased the healthcare sector from a marketweight to an overweight. The financial sector had underperformed the S&P 500 through September and earnings were only expected to grow 4% in 2014. Valuations were no longer cheap by historical measures and dividend yields remained below average, although some firms were starting to reinstate or increase dividend payouts. We do expect that banks may eventually benefit from interest rates moving higher (expanding net interest rate margins) and as the U.S. economy continues to improve, so should bank’s earnings. The healthcare sector is expected to continue to benefit from an aging population, demand for products in emerging economies, and the Affordable Care Act.

Improving economic growth in the U.S, strong corporate profit growth, reasonable valuations and an accommodative Federal Reserve continue to support the case for equities in 2015. The Fund continues to favor a growth over value and continues to invest in companies and sectors of the economy that offer high growth rates at reasonable valuations.

2

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 0.67% for the six month period ending November 30, 2014; while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, returned 1.17%. The North Country Intermediate Bond Fund had annualized total returns for the one year, three year, five year and ten year periods ending November 30, 2014 of 2.44%, 2.33%, 2.90% and 3.08% while the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returned 2.53%, 2.01%, 2.97% and 3.95% for the respective time periods.

The North Country Intermediate Bond Fund underperformed its benchmark for the six-month and one year periods ending November 30, 2014 as credit spreads widened in the last three months of the time period. The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.

For the three year period ending November 30, 2014 the North Country Intermediate Bond Fund outperformed its benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark and an average maturity longer than that of our benchmark.

For the five year period ending November 30, 2014 the North Country Intermediate Bond Fund underperformed its benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark while maintaining a neutral duration.

The relative investment performance for the ten-year period ending November 30, 2014 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted. These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted. Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

[2]	The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

3

Equity Growth Fund:

Annual Fund Operating Expenses*:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses*:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.88%

*	As-of November 30, 2014

Average Annual Total Returns as of September 30, 2014 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	18.21%	13.09%	6.38%

North Country Intermediate Bond Fund	2.02%	3.01%	2.93%

Average Annual Total Returns as of November 30, 2014 (Fiscal Year-End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	12.93%	13.13%	6.34%

North Country Intermediate Bond Fund	2.44%	2.90%	3.08%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as November 30, 2014 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

5001-NLD-01/05/2015

4

North Country Equity Growth Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2014

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	12.93%	13.13%	6.34%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

5

North Country Intermediate Bond Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2014

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	2.44%	2.90%	3.08%

The Bank of America Merrill Lynch Corporate/Government 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

6

North Country Equity Growth Fund
Portfolio Summary (Unaudited)

November 30, 2014

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	98.0%	Cosmetics/Personal Care	1.9%
Banks	11.0%	Miscellaneous Manufacturers	1.9%
Internet	10.1%	Media	1.7%
Pharmaceuticals	7.3%	Semiconductors	1.7%
Oil & Gas Producers	6.4%	Airlines	1.3%
Biotechnology	6.3%	Electric	1.1%
Retail	5.9%	Machinery - Construction & Mining	1.1%
Computers/Network Products	5.3%	Building Materials	1.1%
Insurance	4.4%	Aerospace/Defense	0.9%
Software	4.3%	Auto Parts & Equipment	0.8%
Apparel	3.7%	Healthcare	0.8%
Diversified Financial Services	3.6%	Telecommunications	0.7%
Transportation	3.2%	Food	0.5%
Electronics	3.0%	Gas	0.4%
Beverages	2.7%	Iron/Steel	0.3%
Chemicals	2.4%	Money Market Fund	1.9%
Oil & Gas Services	2.2%	Other Assets Less Liabilites	0.1%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Apple, Inc.	4.5%	Bank of America Corp.	2.0%
Amazon.Com, Inc.	3.4%	Facebook, Inc. - Class A	2.0%
Visa, Inc. - Class A	3.1%	Amgen, Inc.	1.9%
Under Armour, Inc. - Class A	2.8%	Google, Inc. - Class A	1.9%
Salesforce.com, Inc.	2.2%	Berkshire Hathaway, Inc.	1.8%

7

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
November 30, 2014

	% of Net		% of Net
Industries	Assets	Industries	Assets
Corporate Bonds	65.5%	Transportation	1.1%
Banks	11.3%	Iron/Steel	0.9%
Telecommunications	8.6%	Computers	0.9%
Retail	6.4%	Cosmetics/Personal Care	0.8%
Diversified Financial Services	5.9%	Software	0.8%
Chemicals	4.0%	Healthcare - Products	0.8%
Aerospace/Defense	3.2%	Oil & Gas	0.8%
Commercial Services	2.9%	Household Products/Wares	0.7%
Electric	2.8%	Biotechnology	0.4%
Pharmaceutical	2.6%	Media	0.4%
Electric Components & Equipment	2.5%	U.S. Government Agency Obligations	28.9%
Insurance	2.5%	Government Agencies	28.9%
Food	1.6%	Money Market Fund	5.0%
Beverages	1.2%	Other Assets Less Liabilites	0.6%
Semiconductors	1.2%	Total Net Assets	100.0%
Healthcare - Services	1.2%

Top Ten Holdings	% of Net Assets
Federal Home Loan Bank, 1.75%, due 8/7/18	3.1%
Federal Home Loan Bank, 0.60%, due 2/8/17	3.0%
Federal Home Loan Mortgage Corp., 1.05%, due 10/30/18	3.0%
American Express Centurion, 5.95%, due 6/12/17	1.9%
Morgan Stanley, 5.625%, due 9/23/19	1.7%
AT&T, Inc., 5.60%, due 5/15/18	1.7%
Verizon Communications, Inc., 5.50%, due 2/15/18	1.7%
Lowe’s Cos., Inc., 4.625%, due 4/15/20	1.7%
Emerson Electric Co., 5.375%, due 10/15/17	1.7%
Federal Farm Credit Bank, 4.67%, due 2/27/18	1.7%

8

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2014

		Fair
Shares		Value
COMMON STOCK - 98.0%
Aerospace/Defense - 0.9%
10,500	United Technologies Corp.	$1,155,840

Airlines - 1.3%
40,000	Southwest Airlines Co.	1,672,800

Apparel - 3.7%
48,000	Under Armour, Inc. *	3,479,520
15,000	VF Corp.	1,127,550
		4,607,070
Auto Parts & Equipment - 0.8%
25,000	Gentherm, Inc. *	942,250

Banks - 11.0%
150,385	Bank of America Corp.	2,562,560
30,000	Bank of New York Mellon Corp.	1,200,900
42,500	Citigroup, Inc.	2,293,725
10,000	Goldman Sachs Group, Inc.	1,884,100
27,000	JP Morgan Chase & Co.	1,624,320
60,000	Morgan Stanley	2,110,800
22,300	US Bancorp	985,660
20,000	Wells Fargo & Co.	1,089,600
		13,751,665
Beverages - 2.7%
20,000	Coca-Cola Co.	896,600
7,500	Keurig Green Mountain, Inc.	1,066,050
14,200	PepsiCo, Inc.	1,421,420
		3,384,070
Biotechnology - 6.3%
15,000	Amgen, Inc.	2,479,650
5,000	Biogen Idec, Inc.*	1,538,450
19,000	Celgene Corp. *	2,160,110
17,500	Gilead Sciences, Inc. *	1,755,600
		7,933,810
Building Materials - 1.1%
55,000	Masco Corp.	1,331,000

Chemicals - 2.4%
10,000	Dow Chemical Co.	486,700
9,500	EI du Pont de Nemours & Co.	678,300
7,000	International Flavors & Fragrances, Inc.	708,190
5,000	PPG Industries, Inc.	1,094,100
		2,967,290
		Fair
Shares		Value
Computers / Network Products - 5.3%
12,000	Accenture PLC - Class A	$1,035,960
46,770	Apple, Inc.	5,562,356
		6,598,316
Cosmetics/Personal Care - 1.9%
14,000	Colgate-Palmolive Co.	974,260
15,500	Procter & Gamble Co.	1,401,665
		2,375,925
Diversified Financial Services - 3.6%
7,000	American Express Co.	646,940
15,000	Visa, Inc. - Class A	3,872,850
		4,519,790
Electric - 1.1%
8,650	Duke Energy Corp.	699,785
6,965	NextEra Energy, Inc.	727,076
		1,426,861
Electronics - 3.0%
105,000	Corning, Inc.	2,207,100
15,000	Honeywell International, Inc.	1,486,050
		3,693,150
Food - 0.5%
10,500	Kraft Foods Group, Inc.	631,785

Gas - 0.4%
5,000	Sempra Energy	558,650

Healthcare - 0.8%
10,000	UnitedHealth Group, Inc.	986,300

Insurance - 4.4%
30,000	American International Group, Inc.	1,644,000
15,500	Berkshire Hathaway, Inc. *	2,304,695
15,000	Travelers Co., Inc.	1,566,750
		5,515,445
Internet - 10.1%
12,600	Amazon.com, Inc. *	4,266,864
32,500	Facebook, Inc. - Class A*	2,525,250
4,250	Google, Inc. - Class A *	2,333,590
4,250	Google, Inc. - Class C *	2,302,778
1,000	Priceline Group, Inc. *	1,160,190
		12,588,672

The accompanying notes are an integral part of these financial statements

9

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

		Fair
Shares		Value
Iron/Steel - 0.3%
10,000	United States Steel Corp.	$333,500

Machinery - Construction & Mining - 1.1%
14,000	Caterpillar, Inc.	1,408,400

Media - 1.7%
10,000	Comcast Corp.	570,400
15,000	Twenty-First Century Fox, Inc.	552,000
10,345	Walt Disney Co.	957,016
		2,079,416

Miscellaneous Manufacturing - 1.9%
12,500	Danaher Corp.	1,044,500
50,000	General Electric Co.	1,324,500
		2,369,000
Oil & Gas Producers - 6.4%
7,500	Apache Corp.	480,675
6,000	Chevron Corp.	653,220
14,750	ConocoPhillips	974,532
7,500	EOG Resources, Inc.	650,400
12,000	Exxon Mobil Corp.	1,086,480
13,900	Helmerich & Payne, Inc.	966,745
25,000	Marathon Oil Corp.	723,000
20,000	Noble Energy, Inc.	983,600
20,000	Phillips 66	1,460,400
		7,979,052
Oil & Gas Services - 2.2%
10,000	Baker Hughes, Inc.	570,000
14,500	National Oilwell Varco, Inc.	972,080
14,500	Schlumberger, Ltd.	1,246,275
		2,788,355
Pharmaceuticals - 7.3%
5,000	Actavis PLC *	1,353,050
17,500	AmerisourceBergen Corp.	1,593,375
10,000	Express Scripts Holding Co. *	831,500
10,000	Johnson & Johnson	1,082,500
17,900	Merck & Co, Inc.	1,081,160
30,000	Mylan, Inc. *	1,758,300
47,000	Pfizer, Inc.	1,464,050
		9,163,935
		Fair
Shares		Value
Retail - 5.9%
2,500	Chipotle Mexican Grill, Inc. - Class A *	$1,659,050
13,000	Costco Wholesale Corp.	1,847,560
16,000	CVS Health Corp.	1,461,760
7,000	Starbucks Corp.	568,470
12,500	Wal-Mart Stores, Inc.	1,094,250
10,000	Williams-Sonoma, Inc.	745,600
		7,376,690

Semiconductors - 1.7%
20,000	Intel Corp.	745,000
18,250	Qualcomm, Inc.	1,330,425
		2,075,425
Software - 4.3%
15,000	Cerner Corp. *	966,000
33,870	Microsoft Corp.	1,619,325
47,000	Salesforce.com, Inc. *	2,813,890
		5,399,215
Telecommunications - 0.7%
16,540	Verizon Communications, Inc.	836,759

Transportation - 3.2%
8,000	FedEx Corp.	1,425,440
16,000	Union Pacific Corp.	1,868,320
7,000	United Parcel Service, Inc. - Class. B	769,440
		4,063,200

TOTAL COMMON STOCK		122,513,636
(Cost - $76,297,444)

MONEY MARKET FUND - 1.9%
2,421,059	BlackRock Liquidity TempCash
	Fund - Dollar Shares, 0.01% (a)	2,421,059
TOTAL MONEY MARKET FUND		2,421,059
(Cost - $2,421,059)

TOTAL INVESTMENTS - 99.9%
(Cost - $78,718,503)(b)		$124,934,695
Other assets less liabilities - 0.1%		58,485
TOTAL NET ASSETS - 100.00%		$124,993,180

The accompanying notes are an integral part of these financial statements

10

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

PLC - Public Limited Company

*	Non-income producing security.

(a)	Variable rate yield; the coupon rate shown represents the rate as of November 30, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $78,747,604 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$46,815,070
Unrealized Depreciation:	(627,979)
Net Unrealized Appreciation	$46,187,091

The accompanying notes are an integral part of these financial statements

11

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2014

Principal		Fair
Amount		Value
CORPORATE BONDS - 65.5%
Aerospace / Defense - 3.2%
	Boeing Co.
$1,000,000	3.75%, due 11/20/16	$1,059,021
	Lockheed Martin Corp.
500,000	3.35%, due 9/15/21	522,805
	Rockwell Collins, Inc.
500,000	5.25%, due 7/15/19	560,896
		2,142,722
Banks - 11.3%
	American Express Centurion
1,100,000	5.95%, due 6/12/17	1,228,116
	Bank of America Corp.
500,000	2.65%, due 4/1/19	507,645
	BB&T Corp.
500,000	5.25%, due 11/1/19	564,483
	Goldman Sachs Group, Inc.
500,000	2.90%, due 7/19/18	514,662
800,000	5.375%, due 3/15/20	902,721
	Morgan Stanley
1,000,000	5.75%, due 10/18/16	1,083,063
500,000	2.125%, due 4/25/18	502,715
500,000	2.50%, due 1/24/19	506,365
1,000,000	5.625%, due 9/23/19	1,140,734
	Wells Fargo & Co.
500,000	3.45%, due 2/13/23	502,871
		7,453,375
Beverages - 1.2%
	Coca-Cola Co.
500,000	4.875%, due 3/15/19	564,273
	Coca-Cola Enterprises, Inc.
250,000	3.50%, due 9/15/20	260,682
		824,955
Biotechnology - 0.4%
	Amgen, Inc.
250,000	3.45%, due 10/1/20	260,500

Chemicals - 4.0%
	Air Products & Chemicals, Inc.
500,000	3.00%, due 11/3/21	511,815
	El du Pont de Nemours & Co.
500,000	3.625%, due 1/15/21	531,163
	Monsanto Co.
1,000,000	5.125%, due 4/15/18	1,113,679
	Praxair, Inc.
500,000	2.45%, due 2/15/22	489,330
		2,645,987

Principal		Fair
Amount		Value

Commercial Services - 2.9%
	MasterCard, Inc.
250,000	2.00%, due 4/1/19	$251,638
	Western Union Co.
1,000,000	5.93%, due 10/1/16	1,083,568
550,000	2.875%, due 12/10/17	564,076
		1,899,282
Computers - 0.9%
	International Business Machines Corp.
500,000	5.70%, due 9/14/17	561,378

Cosmetics / Personal Care - 0.8%
	Procter & Gamble Co.
500,000	4.70%, due 2/15/19	560,078

Diversified Financial Services - 5.9%
	American Express Co.
1,000,000	1.55%, due 5/22/18	993,242
	Ameriprise Financial, Inc.
250,000	5.30%, due 3/15/20	286,211
	Bear Stearns Company LLC
500,000	5.55%, due 1/22/17	544,177
	Ford Motor Credit Co. LLC
500,000	2.375%, due 1/16/18	506,448
	General Electric Capital Corp.
500,000	5.375%, due 10/20/16	542,233
500,000	2.3%, due 4/27/17	515,046
500,000	2.3%, due 1/14/19	511,335
		3,898,692
Electric - 2.8%
	American Electric Power Co., Inc.
250,000	1.65%, due 12/15/17	251,424
	Duke Energy Corp.
1,000,000	3.55%, due 9/15/21	1,049,554
	Duke Energy Florida, Inc.
250,000	3.10%, due 8/15/21	258,908
	Exelon Generation Co. LLC
250,000	4.00%, due 10/1/20	263,589
		1,823,475
Electrical Components & Equipment - 2.5%
	Emerson Electric Co.
1,000,000	5.375%, due 10/15/17	1,115,870
500,000	4.875%, due 10/15/19	561,726
		1,677,596
Food - 1.6%
	Campbell Soup Co.
500,000	4.50%, due 2/15/19	543,229

The accompanying notes are an integral part of these financial statements

12

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

Principal		Fair
Amount		Value
Food - 1.6% (Continued)
	Kroger Co.
$500,000	3.30%, due 1/15/21	$512,756
		1,055,985
Healthcare-Products-0.8%
	Baxter International, Inc.
500,000	4.50%, due 8/15/19	551,620

Healthcare-Services-1.2%
	UnitedHealth Group, Inc.
500,000	1.625%, due 3/15/19	495,249
250,000	4.70%, due 2/15/21	282,205
		777,454
Household Products/Wares - 0.7%
	Kimberly Clark Corp.
500,000	2.40%, due 3/1/22	494,654

Insurance - 2.5%
	Aflac, Inc.
1,000,000	4.00%, due 2/15/22	1,063,704
	Berkshire Hathaway Finance Corp.
500,000	5.40%, due 5/15/18	564,302
		1,628,006
Iron / Steel - 0.9%
	Nucor Corp.
500,000	5.85%, due 6/1/18	565,444

Media - 0.4%
	Walt Disney Co.
250,000	1.10%, due 12/1/17	249,433

Oil & Gas - 0.8%
	BP Capital Markets PLC
500,000	2.237%, due 5/10/19	503,803

Pharmaceutical - 2.6%
	Bristol-Myers Squibb Co.
500,000	1.75%, due 3/1/19	497,627
	Eli Lilly & Co.
250,000	1.95%, due 3/15/19	251,366
	Teva Pharmaceutical Finance Co.
1,000,000	2.95%, due 12/18/22	978,649
		1,727,642
Principal		Fair
Amount		Value
Retail - 6.4%
	Costco Wholesale Corp.
$500,000	1.70%, due 12/15/19	$493,050
	Lowe’s Co., Inc.
1,000,000	4.625%, due 4/15/20	1,118,121
	McDonald’s Corp.
500,000	2.625%, due 1/15/22	498,261
	Staples, Inc.
500,000	2.75%, due 1/12/18	507,620
500,000	4.375%, due 1/12/23	509,207
	Starbucks Corp.
500,000	6.25%, due 8/15/17	566,626
	Walgreen Co.
500,000	1.80%, due 9/15/17	503,698
		4,196,583
Semiconductors - 1.2%
	Intel Corp.
750,000	3.30%, due 10/1/21	787,784
Software - 0.8%
	Microsoft Corp.
500,000	4.20%, due 6/1/19	552,575

Telecommunications - 8.6%
	AT&T, Inc.
500,000	1.40%, due 12/1/17	497,927
1,000,000	5.60%, due 5/15/18	1,125,779
500,000	3.00%, due 2/15/22	498,421
	Cisco Systems, Inc.
500,000	4.95%, due 2/15/19	560,482

The accompanying notes are an integral part of these financial statements

13

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

Principal		Fair
Amount		Value
Telecommunications - 8.6% (Continued)
	Verizon Communications, Inc.
$520,000	2.00%, due 11/1/16	$530,037
1,000,000	5.50%, due 2/15/18	1,121,608
500,000	3.65%, due 9/14/18	531,075
500,000	4.60%, due 4/1/21	547,323
	Vodafone Group PLC
250,000	4.375%, due 3/16/21	271,531
		5,684,183
Transportation - 1.1%
	Union Pacific Corp.
500,000	2.75%, due 4/15/23	497,497
	United Parcel Service, Inc.
250,000	3.125%, due 1/15/21	261,574
		759,071
TOTAL CORPORATE BONDS
(Cost - $41,679,426)		43,282,277

U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.9%
Government Agencies - 28.9%
	Federal Farm Credit Bank
1,000,000	1.10%, due 8/22/17	1,000,049
1,000,000	4.67%, due 2/27/18	1,115,550
500,000	1.62%, due 4/23/20	487,751
	Federal Home Loan Bank
2,000,000	0.60%, due 2/8/17	1,997,322
500,000	1.22%, due 2/28/18	500,962
1,000,000	1.55%, due 7/27/18	1,011,174
2,000,000	1.75%, due 8/7/18	2,013,346
500,000	1.75%, due 12/14/18	506,784
250,000	2.00%, due 9/13/19	253,489
Principal		Fair
Amount		Value
Government Agencies - 28.9% (Continued)
$1,000,000	1.37%, due 10/24/19	$980,229
500,000	1.25%, due 12/13/19	492,753
1,000,000	1.78%, due 3/27/20	994,518
500,000	2.875%, due 9/11/20	526,083
1,000,000	3.125%, due 12/11/20	1,067,182
500,000	2.375%, due 9/10/21	506,117
500,000	3.00%, due 9/10/21	527,316
	Federal Home Loan Mortgage Corp.
2,000,000	1.05%, due 10/30/18	1,974,932
	Federal National Mortgage Association
1,000,000	1.00%, due 9/20/17	1,002,031
1,000,000	1.55%, due 9/26/19	984,532
	Tennessee Valley Authority
1,000,000	4.50%, due 4/1/18	1,108,973
		19,051,093

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $18,829,279)		19,051,093

Shares
MONEY MARKET FUND - 5.0%
	BlackRock Liquidity TempCash
3,307,539	Fund - Dollar Shares, 0.01% (a)	3,307,539
TOTAL MONEY MARKET FUND
(Cost - $3,307,539)

TOTAL INVESTMENTS - 99.4%
(Cost - $63,816,244)(b)		$65,640,909
Other assets less liabilities - 0.6%		391,813
TOTAL NET ASSETS - 100.0%		$66,032,722

LLC - Limited Limited Company

PLC - Public Limited Company

(a)	Variable rate yield; the coupon rate shown represents the rate as of November 30, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $63,816,244 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,940,548
Unrealized Depreciation:	(115,883)
Net Unrealized Appreciation	$1,824,665

The accompanying notes are an integral part of these financial statements

14

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2014

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $78,718,503 and $63,816,244, respectively)	$124,934,695	$65,640,909
Receivable for fund shares sold	11,177	586
Dividends and interest receivable	186,422	462,686
Prepaid expenses and other assets	707	1,475
Total Assets	125,133,001	66,105,656

LIABILITIES:
Accrued advisory fees	76,529	27,057
Payable for fund shares redeemed	15,420	2,041
Accrued administration and fund accounting fees	14,017	9,765
Accrued trustee fees	4,876	5,052
Accrued transfer agency fees	3,248	3,059
Other accrued expenses	25,731	25,960
Total Liabilities	139,821	72,934
Net Assets	$124,993,180	$66,032,722

NET ASSETS CONSIST OF:
Paid in capital	$70,367,638	$65,867,538
Undistributed net investment income	480,414	53,629
Accumulated net realized gain (loss) from investment transactions	7,928,936	(1,713,110)
Net unrealized appreciation on investments	46,216,192	1,824,665
Net Assets	$124,993,180	$66,032,722

Shares outstanding (unlimited number of shares authorized; no par value)	7,710,588	6,404,848

Net asset value, offering and redemption price per share ($124,993,180/7,710,588 and $66,032,722/6,404,848, respectively)	$16.21	$10.31

The accompanying notes are an integral part of these financial statements

15

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2014

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Interest	$567	$1,697,272
Dividends (Less Foreign Tax Witheld $125)	1,717,955	—
Total investment income	1,718,522	1,697,272

EXPENSES:
Investment advisory fees	893,117	310,193
Administration and fund accounting fees	166,821	108,254
Transfer agency fees	38,356	28,545
Legal fees	27,615	27,615
Trustees’ fees	18,869	12,933
Audit fees	15,900	15,900
Printing expense	15,819	8,496
Chief Compliance Officer fees	15,616	8,014
Registration and filing fees	14,013	14,028
Custody fees	9,150	4,909
Insurance expense	7,182	5,054
Miscellaneous expenses	1,902	1,944
Total expenses	1,224,360	545,885

Net investment income	494,162	1,151,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	8,047,575	425,525
Net change in unrealized appreciation (depreciation) of investments for the year	6,130,685	(90,470)
Net realized and unrealized gain on investments	14,178,260	335,055
Net increase in net assets resulting from operations	$14,672,422	$1,486,442

The accompanying notes are an integral part of these financial statements

16

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2014	November 30, 2013
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$494,162	$891,728
Net realized gain from investment transactions	8,047,575	6,927,099
Net change in unrealized appreciation for the period	6,130,685	21,538,052
Net increase in net assets resulting from operations	14,672,422	29,356,879

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.10 and $0.01 per share, respectively)	(801,887)	(76,753)
Distributions from net realized gains on investments ($0.31 and $0.00 per share, respectively)	(2,489,479)	—
Total distributions to shareholders	(3,291,366)	(76,753)

CAPITAL SHARE TRANSACTIONS (Note 4)	(6,092,990)	(12,933,328)

Net increase in net assets	5,288,066	16,346,798

NET ASSETS:
Beginning of year	119,705,114	103,358,316

End of year (including undistributed net investment income of $480,414 and $817,027, respectively)	$124,993,180	$119,705,114

The accompanying notes are an integral part of these financial statements

17

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2014	November 30, 2013

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income	$1,151,387	$1,326,026
Net realized gain from investment transactions	425,525	377,629
Net change in unrealized depreciation for the period	(90,470)	(2,291,294)
Net increase (decrease) in net assets resulting from operations	1,486,442	(587,639)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.19 and $0.22 per share, respectively)	(1,135,617)	(1,310,556)

CAPITAL SHARE TRANSACTIONS (Note 4)	5,239,481	448,182

Net increase (decrease) in net assets	5,590,306	(1,450,013)

NET ASSETS:
Beginning of year	60,442,416	61,892,429

End of year (including undistributed net investment income of $53,629 and $37,817, respectively)	$66,032,722	$60,442,416

The accompanying notes are an integral part of these financial statements

18

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$14.77	$11.37	$10.17	$9.79	$9.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.06	0.10	0.11	0.11	0.08
Net realized and unrealized gains
on investments	1.79	3.31	1.20	0.47	0.43
Total from investment operations	1.85	3.41	1.31	0.58	0.51

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)	(0.01)	(0.11)	(0.20)	(0.09)
Distribution from net realized gains
from security transactions	(0.31)	—	—	—	—
Total distributions	(0.41)	(0.01)	(0.11)	(0.20)	(0.09)

Net asset value, end of period	$16.21	$14.77	$11.37	$10.17	$9.79

Total return (2)	12.93%	30.00%	12.91%	5.94%	5.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$124,993	$119,705	$103,358	$85,684	$85,956
Ratios to average net assets:
Expenses	1.03%	1.02%	1.06%	1.09%	1.06%
Net investment income	0.41%	0.80%	0.95%	1.03%	0.84%
Portfolio turnover rate	29%	41%	55%	63%	69%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

19

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$10.25	$10.57	$10.24	$10.31	$10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.19	0.23	0.24	0.26	0.31
Net realized and unrealized gains (losses) on investments	0.06	(0.33)	0.33	(0.07)	0.25
Total from investment operations	0.25	(0.10)	0.57	0.19	0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.19)	(0.22)	(0.24)	(0.26)	(0.31)
Total distributions	(0.19)	(0.22)	(0.24)	(0.26)	(0.31)

Net asset value, end of period	$10.31	$10.25	$10.57	$10.24	$10.31

Total return (2)	2.44%	(0.92)%	5.57%	1.90%	5.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$66,033	$60,442	$61,892	$59,797	$77,457
Ratios to average net assets:
Expenses	0.88%	0.86%	0.91%	0.89%	0.83%
Net investment income	1.85%	2.17%	2.28%	2.55%	3.04%
Portfolio turnover rate	25%	29%	24%	32%	55%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

20

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2014

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing

21

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

22

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2014, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock**	$122,513,636	$—	$—	$122,513,636
Money Market Fund	2,421,059	—	—	2,421,059
Total	$124,934,695	$—	$—	$124,934,695

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$43,282,277	$—	$43,282,277
U.S. Government Agency Obligations	—	19,051,093	—	19,051,093
Money Market Fund	3,307,539	—	—	3,307,539
Total	$3,307,539	$62,333,370	$—	$65,640,909

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management reviewed the tax positions in open tax years 2011 through 2013 and those expected to be taken in the Funds’ fiscal 2014 year end tax returns, and determined that the Funds do not have a liability for unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

23

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the year ended November 30, 2014, the Adviser received advisory fees of $893,117 from the Growth Fund and $310,193 from the Bond Fund.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

24

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At November 30, 2014, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $70,367,638 and $65,867,538, respectively.

Transactions in capital shares were as follows:

Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2014		November 30, 2013
	Shares	Amount	Shares	Amount

Shares sold	950,374	$14,405,427	577,713	$7,323,229
Shares issued for reinvestment of dividends	39,374	557,611	1,092	12,279
Shares redeemed	(1,383,433)	(21,056,028)	(1,561,261)	(20,268,836)

Net decrease	(393,685)	$(6,092,990)	(982,456)	$(12,933,328)

25

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2014		November 30, 2013
	Shares	Amount	Shares	Amount

Shares sold	1,618,457	$16,647,144	855,736	$8,881,961
Shares issued for reinvestment of dividends	9,765	100,289	12,328	127,837
Shares redeemed	(1,119,556)	(11,507,952)	(825,288)	(8,561,616)
Net increase	508,666	$5,239,481	42,776	$448,182

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2014 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$34,657,240	$9,762,389	$8,329,348
Sales	$44,085,363	$11,198,980	$4,001,000

At November 30, 2014, the aggregate cost for federal income tax purposes was $78,747,604 for the Growth Fund and $63,816,244 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost	$46,815,070	$1,940,548
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(627,979)	(115,883)
Net unrealized appreciation	$46,187,091	$1,824,665

26

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2014 and fiscal year ended November 30, 2013 was as follows:

	For the year ended November 30, 2014:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$801,887	$2,489,479	$3,291,366
Bond Fund	1,135,617	—	1,135,617

	For the year ended November 30, 2013:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$76,753	$—	$76,753
Bond Fund	1,310,556	—	1,310,556

On December 15, 2014, the Growth Fund paid an ordinary income dividend of $0.0531 per share, a short-term capital gain dividend of $0.0639, and a long-term capital gain dividend of $0.9828 per share to shareholders of record on December 12, 2014.

On December 15, 2014, the Bond Fund paid an ordinary income dividend of $0.0228 per share to shareholders of record on December 12, 2014.

As of November 30, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	(Depreciation)	Earnings
Growth Fund	$969,675	$7,468,776	$—	$—	$46,187,091	$54,625,542
Bond Fund	53,629	—	—	(1,713,110)	1,824,665	165,184

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax deferral of losses on wash sales.

27

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The Regulated Investment Company Modernization Act of 2010 (the “Act”), which was enacted on December 22, 2010, makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. As of November 30, 2014, the Bond Fund had unused capital loss carry forwards of $1,713,110 available, for federal income tax purposes, to offset future capital gains. Such capital loss carry forwards expire on November 30, 2017.

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, and adjustments for real estate investment trusts and C-Corporation return of capital distributions, resulted in reclassification for the fiscal year ended November 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Growth Fund	$—	$(28,888)	$28,888
Bond Fund	(42)	42	—

NOTE 7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2014, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 88% of the voting securities of the Growth Fund and approximately 94% of the Bond Fund.

NOTE 8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds, comprising North Country Equity Growth Fund and North Country Intermediate Bond Fund (the “Funds”), as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and Financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights arc free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds as of November 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 28, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700

Registered with the Pubic Company Accounting Oversight Board.	cohenfund.com
29

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 67	Trustee since 2009	Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012 - 2013; 2000-2011); Retired (2011- 2012); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 76	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).

Alan E. Redeker Age: 70	Chairman of the Board since 2009 and Trustee Since 2000	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)

Joseph M. Grossi Age: 75	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 59	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

30

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING

TRUSTEES AND OFFICERS (Unaudited) (Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110 Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James R. Colantino Age: 45	President since 2012	Senior Vice President – Fund Administration (2012- Present); Vice President (2004-2012); Gemini Fund Services, LLC. Treasurer (2006-2012), North Country Funds.
Colleen A. Murray Age: 43	AML Compliance Officer since 2013	Assistant Vice President (2010-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009 -Present); Assistant Compliance and Training Officer/BSA Specialist (2004-2009), Glens Falls National Bank & Trust Co.

Michael J. Wagner Age: 64	Chief Compliance Officer since 2006	President (2006- Present); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC). Director, Constellation Trust Company (2004- 2008).
Rose Anne Casaburri Age: 62	Secretary since 2001	Chief Paralegal, Gemini Fund Services, LLC. (2001- Present).
Harris Cohen Age: 33	Treasurer since 2012	Manager of Fund Administration (2011-Present) Senior Fund Administrator (2005-2011), Gemini Fund Services, LLC

*	John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because prior to May 1, 2013 he was an officer of The North Country Funds’ investment adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

31

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2014 and held until November 30, 2014.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(6/1/14)	(11/30/14)	(Annualized)	(6/1/14 - 11/30/14)
Equity Growth Fund
Actual	$1,000.00	$1,082.30	1.03%	$5.38
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.90	1.03%	$5.22
Intermediate Bond Fund
Actual	$1,000.00	$1,006.70	0.87%	$4.38
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.71	0.87%	$4.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

32

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 21, 2014, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed the Adviser’s compliance program. They also discussed the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared to its benchmark and an arithmetic average of the total return of the thirty largest funds in each Fund’s Lipper category. The Trustees noted that the Bond Fund had underperformed its Lipper category average for the 1-, 3-, 5- and ten-year periods ended December 31, 2013 and had underperformed its benchmark for the 1-, 3- and 10-year periods ended December 31, 2013 and had outperformed its benchmark for the 5- year period ended December 31, 2013. The Trustees noted that the Growth Fund had underperformed its Lipper category average and its benchmark for the 3-, 5- and 10-year periods ended December

33

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

31, 2013 and had outperformed both its Lipper category average and its benchmark for the 1-year period ended December 31, 2013. The Trustees considered that the Funds’ performance reflects in part the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Growth Fund’s effective management fee and net expenses as of November 30, 2013 were higher than and lower than, respectively, the average for the Peer Group. The Trustees also noted that the Bond Fund’s effective management fee and net expenses as of November 30, 2013 were both higher than the average for the Peer Group. The Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund is nearing $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

34

Rev. July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990
35

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
36

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2014, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below. The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

FY 2014 $ 25,600

FY 2013 $ 29,800

FY 2012 $ 28,850

(b)	Audit-Related Fees

FY 2014 $ 0

FY 2013 $ 0

FY 2012 $ 0

(c)	Tax Fees

FY 2014 $ 5,000

FY 2013 $ 5,000

FY 2012 $ 5,000

(d)	All Other Fees

FY 2014 $ 0

FY 2013 $ 0

FY 2012 $ 0

(e) (1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2014.

(f) During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant Adviser

FY 2014 $ 5,000 $ 0

FY 2013 $ 5,000 $ 0

FY 2012 $ 5,000 $ 0

(h) Not applicable. All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2014.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, President

Date 2/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, President

Date 2/6/15

By (Signature and Title)

/s/ Harris Cohen

Harris Cohen, Treasurer

Date 2/6/15